SERVICE AGREEMENT
                                 (EFT Service)



     AGREEMENT made this 1st day of August, 1993, by and between NATIONAL FUEL GAS SUPPLY CORPORATION, a Pennsylvania corporation, hereinafter called "Transporter" and NATIONAL FUEL GAS DISTRIBUTION CORPORATION, hereinafter called "Shipper."

     WHEREAS, Shipper has requested that Transporter transport natural gas; and

     WHEREAS, Transporter has agreed to provide such transportation for Shipper subject to the terms and conditions hereof.

     WITNESSETH: That, in consideration of the mutual covenants herein contained, the parties hereto agree that Transporter will transport for Shipper, on a firm basis, and Shipper will furnish, or cause to be furnished, to Transporter natural gas for such transportation during the term hereof, at the prices and on the terms and conditions hereinafter provided.


                                   ARTICLE I

                                   Quantities

     Beginning on the date on which deliveries of gas are commenced hereunder and thereafter for the remaining term of this Agreement, and subject to the provisions of Transporter's EFT Rate Schedule, Transporter agrees to transport for Shipper's account up to the following quantities of natural gas:

Contract Maximum Daily Transportation Quantity (MDTQ) of 1,148,648 Dekatherms
(Dth)


                                   ARTICLE II

                                      Rate

     Unless otherwise mutually agreed in a written amendment to this Agreement, for each dekatherm of gas transported for Shipper by Transporter hereunder, Shipper shall pay Transporter the maximum rate provided under Rate Schedule EFT set forth in Transporter's effective FERC Gas Tariff. In the event that the Transporter places on file with the Federal Energy Regulatory Commission ("Commission") another rate schedule which may be applicable to transportation service rendered hereunder, then Transporter, at its option, may from and after the effective date of such rate schedule, utilize such rate schedule in performance of this Agreement. Such a rate schedule(s) or superseding rate schedule(s) and any revisions thereof which shall be filed and become effective shall apply to and be a part of this Agreement. Transporter shall have the right to propose, file and make effective with the Commission, or other body having jurisdiction, changes and revisions of any effective rate schedule(s), or to propose, file, and make effective superseding rate schedules, for the purpose of changing the rate, charges, and other provisions thereof effective as to Shipper.

<PAGE 2>

     Shipper agrees to reimburse Transporter for the filing fees associated with this service and paid to the Commission.


                                  ARTICLE III

                               Term of Agreement

     This Agreement shall be effective as of the effective date of the tariff sheets implementing the restructuring of Transporter's services in Docket No. RS92-21, and shall continue in effect until March 31, 2003, and shall continue in effect from year to year thereafter until terminated by either Shipper or Transporter upon twelve (12) months written notice to the other.


                                   ARTICLE IV

                         Points of Receipt and Delivery

     The Point(s) of Receipt for all gas that may be received for Shipper's account for transportation by Transporter, and the receipt entitlements applicable to each point of receipt, or combinations of receipt points, are set forth in Appendix A.

     The Point(s) of Delivery for all gas to be delivered by Transporter for Shipper's account are set forth in Appendix B.

                                   ARTICLE V

                Incorporation By Reference of Tariff Provisions

     To the extent not inconsistent with the terms and conditions of this agreement, the provisions of Rate Schedule EFT, or any effective superseding rate schedule or otherwise applicable rate schedule, including any provisions of the General Terms and Conditions incorporated therein, and any revisions thereof that may be made effective hereafter are hereby made applicable to and a part hereof by reference.


                                   ARTICLE VI

                        Cancellation of Prior Contracts

     If this Agreement becomes effective as an executed service agreement, it shall supersede and cancel all prior firm sales agreements between the parties, including but not limited to the Service Agreement dated November 1, 1974 between National Fuel Gas Distribution Corporation as Buyer and National Fuel Gas Supply Corporation as Seller, and the agreement dated October 3, 1952, between United Natural Gas Company and Mercer Gas Light and Fuel Company.

<PAGE 3>

                                  ARTICLE VII

                                 Miscellaneous

     1. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto, and no course of dealing between the parties shall be construed to alter the terms hereof, except as expressly stated herein.

     2. No waiver by any party of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any other default or defaults, whether of a like or of a different character.

     3. Any company which shall succeed by purchase, merger or consolidation of the gas related properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement. Either party may, without relieving itself of its obligations under this Agreement, assign any of its rights hereunder to a company with which it is affiliated, but otherwise, no assignment of this Agreement or of any of the rights or obligations hereunder shall be made unless there first shall have been obtained the consent thereto in writing of the other party. Consent shall not be unreasonably withheld.

     4. Except as herein otherwise provided, any notice, request, demand, statement or bill provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and shall be considered as duly delivered when mailed by registered or certified mail to the Post Office address of the parties hereto, as the case may be, as follows:

             Transporter: National Fuel Gas Supply Corporation
                          Gas Supply - Transportation
                          Room 1200
                          10 Lafayette Square
                          Buffalo, New York  14203

             Shipper:     National Fuel Gas Distribution
                            Corporation
                          10 Lafayette Square
                          Buffalo, New York 14203

or at such other address as either party shall designate by formal written notice. Routine communications, including monthly statements, shall be considered as duly delivered when mailed by either registered, certified, or ordinary mail, electronic communication, or telecommunication.

     5. Transporter and Shipper shall proceed with due diligence to obtain such governmental and other regulatory authorizations as may be required for the rendition of the services contemplated herein, provided that Transporter reserves the right to file and prosecute applications for such authorizations, any supplements or amendments thereto and, if necessary, any court review, in such manner as it deems to be in its best interest, including the right to withdraw the application or to file pleadings and motions (including motions for dismissal).

<PAGE 4>

     6. This Agreement and the respective obligations of the parties hereunder are subject to all present and future valid laws, orders, rules and regulations of constituted authorities having jurisdiction over the parties, their functions or gas supply, this Agreement or any provision hereof. Neither party shall be held in default for failure to perform hereunder if such failure is due to compliance with laws, orders, rules or regulations of any such duly constituted authorities.

     7. The subject headings of the articles of this Agreement are inserted for the purpose of convenient reference and are not intended to be a part of the Agreement nor considered in any interpretation of the same.

     8. No presumption shall operate in favor of or against either party hereto as a result of any responsibility either party may have had for drafting this Agreement.

     9. The interpretation and performance of this Agreement shall be in accordance with the laws of the State of Pennsylvania, without recourse to the law regarding the conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized personnel and attested by their respective Secretaries or Assistant Secretaries, the day any year first above written.


                                       NATIONAL FUEL GAS SUPPLY
                                         CORPORATION

                                             Transporter

Attest:


 /s/  R. M. DiValerio                  By /s/ Richard Hare
      Secretary                          President
  (Corporate Seal)


                                       NATIONAL FUEL GAS DISTRIBUTION
                                         CORPORATION

                                                  Shipper

Attest:


 /s/ David F. Smith                    By /s/ P.C. Ackerman
      Secretary                          President
  (Corporate Seal)

<PAGE 5>





                            Appendix A to

                        EFT Service Agreement

                                Between

                NATIONAL FUEL GAS SUPPLY CORPORATION
                                  AND
             NATIONAL FUEL GAS DISTRIBUTION CORPORATION


               RECEIPT POINTS AND RECEIPT ENTITLEMENTS

<PAGE 6>





                            Appendix B to

                        EFT Service Agreement

                               Between

                NATIONAL FUEL GAS SUPPLY CORPORATION
                                 AND
              NATIONAL FUEL GAS DISTRIBUTION CORPORATION


<PAGE 7>





Appendix A is a list of about 2,000 receipt points including some information on each receipt point. Appendix B is a list of about 2,000 delivery points including some information on each delivery point. Both Appendices are omitted from this filing but are available from the Company on request.